© 2021 Tempur Sealy International, Inc. “Our growth reflects strong industry demand, our worldwide leadership position, and the success of our omni- channel distribution strategy” Tempur Sealy International, Inc. TPX 1 Pictured above: Tempur-Pedic flagship store in Manhattan

© 2021 Tempur Sealy International, Inc.2 WHO WE ARE As a global leader in the design, manufacture and distribution of bedding products, we know how crucial a good night of sleep is to overall health and wellness. Utilizing over a century of knowledge and industry-leading innovation, we deliver award-winning products that provide breakthrough sleep solutions to consumers in over 100 countries. Our highly recognized brands include Tempur-Pedic®, Sealy® featuring Posturepedic® Technology, and Stearns & Foster® and our non-branded offerings include value-focused private label and OEM products. Our distinct brands allow for complementary merchandising strategies and are sold through third-party retailers, our Company-owned stores and e-commerce channels. Lastly, we accept our global responsibility to serve all stakeholders, our community and environment. We have and are implementing programs consistent with our responsibilities. Purpose: To Improve the Sleep of More People, Every Night, All Around the World Global Bedding Market(1) International North America $50 Billion Retail Value Estimated Tempur Sealy Share

© 2021 Tempur Sealy International, Inc.3 Industry • Stable and growing global bedding industry of ~$50 billion(1) • U.S. market is concentrated and grows mid-single digits annually, driven by units and dollars(1) • International is highly fragmented and about the size of the U.S. market(1) • TPX products are sold in over 100 countries through our omni- channel network Consumer Tempur Sealy • Consumers continue to make the connection between a good night of sleep and health and wellness • Enhanced focus on health over past year has strengthened the health and wellness trend • Housing market, consumer confidence and consumer spending are correlated to the bedding industry • 90% of consumers want to touch and feel a mattress before making a purchase(1) • Track record of developing and marketing differentiated products through consumer-centric innovation for the total global bedding market • Omni-channel distribution strategy to be where the consumer wants to shop • Robust free cash flow(2) and fortified balance sheet that provide flexibility to take advantage of industry and market opportunities and return capital to shareholders Value Creation Drivers

© 2021 Tempur Sealy International, Inc.4 Strong Earnings Growth Adjusted earnings per share has grown at a CAGR of 40% over the last 5 years* * 2021 EPS based on the midpoint of Tempur Sealy's full year guidance $0.82 $0.74 $1.00 $1.94 $3.18 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2017 2018 2019 2020 *2021 Full Year Adjusted EPS(2)

© 2021 Tempur Sealy International, Inc. o Established worldwide omni-channel presence o Iconic brand and product portfolio o World-class manufacturing capabilities o Industry-leading balance sheet and free cash flow(2) Competitive Advantages: 5 Three Months Ended June 30th Three Months Ended June 30th 2021 2020 Reported % Change % Change Constant Currency(2) Net Sales $1,169.1 $665.2 76% 73% Net Income $140.8 $23.0 512% 487% Adjusted EBITDA(2) $270.3 $109.6 147% 139% EPS $0.69 $0.11 527% 500% Adjusted EPS(2) $0.79 $0.20 295% 280% Annualized Dividend 36 cents 0 cents TTM Share Repurchase $507.8 $299.7 69% 22% 78% Direct Wholesale Sales by Channel* * Consolidated sales on a trailing twelve month basis, adjusted to include Dreams

© 2021 Tempur Sealy International, Inc. 2021 Financial Targets and Assumptions Depreciation & Amortization $175M-$185M Capital Expenditures $150M to $165M Interest Expense Approximately $55M U.S. Federal Tax Rate 25% Diluted Share Count 204M shares o 2021 full year sales growth to exceed 35% o Full year adjusted EPS(2) between $3.10 and $3.25 o Implies adjusted EBITDA(2) of $1.1 billion at the mid-point o Expect atypical seasonality with net sales and profits higher in the fourth quarter than the third as a result of supply chain constraints o Based on our current outlook, we anticipate the supply constraints will largely be resolved by the end of the year and we expect to be unconstrained heading into 2022. 2021 Outlook and Recent Trends(5) 6

© 2021 Tempur Sealy International, Inc.7 Recent Sales Growth Drivers(5) New Distribution Acquisitions, DTC OEM, Share Gains Industry • Estimating 2021 sales to grow about 60% over 2019 sales • Our sales and earnings growth has been significantly higher than the overall industry and can be clearly linked to our company initiatives • We estimate that our new distribution drove approximately 50% of our two-year growth. To be clear, this is not from changes of our balance of share on retail floors, these are new customers. • Another approximately 35% of our growth is from M&A and share gains from previously untapped addressable markets. This includes projects like expanding our direct to consumer and OEM businesses. • That leaves approximately 15% of our 2 year growth from the industry overall.

© 2021 Tempur Sealy International, Inc.8 2.8% 2.8% 2.8% 2.8% 2.8% 2.9% 2.8% 2.7% 2.4% 2.2% 2.1% 2.1% 2.0% 2.1% 2.1% 2.1% 2.2% 2.2% 2.2% 2.2% 2.2% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% 2.2% 2.4% 2.6% 2.8% 3.0% 5,000 7,000 9,000 11,000 13,000 15,000 17,000 19,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 US Disposable Personal Income ($B) %Furnishings and Durable Household Equipment of Disposable Income Recent Consumer Spending Trends • Since 2008, consumers have been consistently under-investing their discretionary income in home and furnishings. • In the last year, consumers have invested a slightly larger portion of their discretionary income in the category, although their spending as a percent of share of wallet has still not returned to pre-Great Recession levels. • We expect that consumer spending in home and furnishings will continue to be strong. Source: Economic Research Division of the Federal Reserve Bank of St. Louis

© 2021 Tempur Sealy International, Inc. © 2021 Tempur Sealy International, Inc. 9 Worldwide Omni-Channel

© 2021 Tempur Sealy International, Inc. Powerful Omni-Distribution Platform Company Owned Stores Wholesale E-Commerce  Third-party retailers are our largest distribution channel  Significant OEM opportunity  Significant worldwide sales growth  Highly profitable and expanding rapidly  Luxury Tempur-Pedic, Dreams, and multi-branded showroom experiences  Operate 600 stores worldwide with sales growth opportunity  Highly profitable and expanding margins 10

© 2021 Tempur Sealy International, Inc.11 Wholesale • Dominant worldwide distribution and broadly diversified • Over 5,400 retail partners around the world selling through over 25,000 doors and their e-commerce platforms • Global TPX sales force of over 500 people supporting our portfolio of brands Third-Party Retailers U.S. New OEM Opportunity • OEM is about 20% of the U.S. market and growing,(1) supported by recent U.S. anti-dumping actions • Leverages manufacturing expertise, diversifies consolidated sales stream and captures manufacturing profits from bedding brands beyond our own • Plan to invest an incremental $150 million by 2023 to increase U.S. pouring capacity for Tempur material, specialty and base foam by approximately 50% • ~$150 million of OEM sales in 2020; believe the run rate could exceed $600 million of annual sales in 5 years(1)

TEMPUR + SEALY

Winning Online Through Our Wholesale and Direct Channels

20% of total U.S. sales are currently sold through e-commerce[1]

		CHANNEL
TempurPedic.com Most profitable online bedding company in the world *High growth and high margins*	**Dreams.co.uk** Industry-leading digital capabilities *High growth and high margins*	DIRECT TO CONSUMER
Compressed Bedding Products TEMPUR-Cloud® COCOON by Sealy™ Sealy Posturepedic ® Foam	**Traditional Bedding Products** Tempur-Pedic® Stearns & Foster® Sealy®	OMNI-CHANNEL
Alternative Channels (Web-based Retailers) Dedicated sales team with focus on eMarketplace sales growth *High growth and stable margins*		WHOLESALE
Traditional Retailers Online TPX proprietary RetailEdge training providing shopper-focused solutions *High growth and stable margins*		WHOLESALE

TEMPUR-PEDIC Sealy STEARNS & FOSTER

12

© 2021 Tempur Sealy International, Inc.

© 2021 Tempur Sealy International, Inc. $- $20 $40 $60 $80 $100 $120 $140 $160 $180 Q2 2019 Q2 2020 Q2 2021 Global Direct Sales Intl NA Direct to Consumer • High growth and high margin sales from web, call center, and company-owned stores • Strong growth within the direct channel, growing 61% in the second quarter of 2021 Q2 global direct channel sales grew 81% over 2 years 13 *These growth rates do not include the acquisition of Dreams, which closed in Q3 2021

© 2021 Tempur Sealy International, Inc.14 Company-Owned Store Strategy TEMPUR® Europe Tempur-Pedic® U.S. Sealy Gallery Asia Operating over 600 retail stores globally SOVA® Sweden Sleep Outfitters® U.S.Tempur-Pedic® Mexico Dreams

© 2021 Tempur Sealy International, Inc. North America Markets 15 • Historically stable, growing bedding market • Branded bedding represents majority of products sold in-market annually, especially in premium price points • Sealy and Tempur-Pedic brands represent the #1 and #2 best selling mattress brands in 2020(3) • Approximately 20% of units sold in the North American market are private label / OEM • Product launches rotate between brands to allow for extended innovation periods between launches Domestic Manufacturer U.S. market share Source: ISPA, Furniture Today, Management Estimates 23% 28% 31% 35% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2018 2019 2020 2021 Tempur Sealy U.S. Market Share (1)

© 2021 Tempur Sealy International, Inc. International Markets 16 • Highly fragmented with broad geographic diversity across Europe and Asia • Acquired Dreams, the leading bedding retailer in the UK • Developing new TEMPUR® line of mattresses to expand addressable market in 2022 • Tempur Sealy customizes go to market approach by country • Europe – success with high quality products, targeting share growth through distribution and innovation • Asia – share opportunity in emerging market, targeting aggressive share growth through distribution and innovation

© 2021 Tempur Sealy International, Inc.17 Rapidly-Growing International Joint Ventures UNITED KINGDOM • Acquired in 2020 • Full time employees : 250+ Our joint venture operations generated $225 million of unconsolidated net sales in 2020 ASIA • Founded in 2000 • Compound annual growth rate of 36% • Operates in 21 countries and territories • Top 3 international branded bedding manufacturer in China • Full time employees : 1,100+

© 2021 Tempur Sealy International, Inc. Brands & Products 18 © 2021 Tempur Sealy International, Inc.

© 2021 Tempur Sealy International, Inc. 19 Product Brands Mattresses / Pillows / Accessories DTC Retailer Brands Online / Offline Manufacturing Branded / OEM Family of Brands and Capabilities

© 2021 Tempur Sealy International, Inc. Portfolio of Global Brands Stearns & Foster - High-end targeted brand • The world’s finest beds made with exceptional materials, time-honored craftsmanship and unparalleled design Sealy – No. 1 bedding brand in the U.S.(3) • Combines innovation, engineering and industry-leading testing to ensure quality and durability Private Label Offerings – Customized product • Products for the value-orientated consumer $1,499-$4,999 $2,199-$7,499 $399-$2,499 20 Tempur-Pedic – Dominant worldwide premium bedding market position • Tempur-Pedic uniquely adapts, supports and aligns to you to deliver truly life- changing sleep

TEMPUR+SEALY

U.S. 2021 Sealy Launch Update

Essentials
Posturepedic
Launching 1Q-2Q

Posturepedic Plus
Launching 2022



"We expect this launch will further our market share gains and extend Sealy's lead as the number one mattress brand in North America[3] and the most trusted mattress brand in the U.S.[4]"

– Scott Thompson, CEO

Featuring Industry-Leading Technologies

Surface-Guard

SealyChill™

TEMPUR-PEDIC Sealy STEARNS & FOSTER

21

© 2021 Tempur Sealy International, Inc.

© 2021 Tempur Sealy International, Inc.22 Powered by 100% Passive Sensors • Heart rate • Breathing rate • Snore detection U.S. Tempur-Ergo® Smart Base

© 2021 Tempur Sealy International, Inc.23 International 2022 TEMPUR Launch • Expect to launch an entirely new product lineup for Tempur in both the Europe and Asia-Pacific markets in 2022 • The underlying technology of the new lineup builds on the innovation that have already been very well received in North America. • This new lineup will also broaden the price range of our international offerings to appeal to a broader consumer base • We expect these new products and the broadened price points will expand our total international addressable market and help us grow our market share in regions in which our brands are currently underpenetrated

© 2021 Tempur Sealy International, Inc. World-Class Manufacturing Capabilities 24 © 2021 Tempur Sealy International, Inc.

© 2021 Tempur Sealy International, Inc. 29 North American Facilities 38 International Facilities Wholly owned (30) Joint Venture (8) Licensee (26) World-Class Manufacturing Capabilities Tempur-Pedic Facility (3) 25 o 67 manufacturing facilities o 16 million square feet of manufacturing and distribution operations Leading Manufacturing CapabilitiesR&D Innovation o 75,000 square feet of research and development o 4 state-of-the art product testing locations

© 2021 Tempur Sealy International, Inc.26 Expanding Manufacturing Capacity Sherwood (OEM) West Coast facility Foam Pouring Facilities o Expanded Orlando plant production capacity by 60% in 2020 o Expect to open a 5th plant in the Northeast U.S. in the third quarter of 2021 o Opening a new, state-of-the-art Tempur Pedic and OEM foam-pouring facility in Indiana by 2023 o Expanding three existing foam facilities in the U.S. by 2023 o Expected to increase U.S. pouring capacity for Tempur material and base foam by approximately 50%(1) o Opening new facility in Reno, NV in the third quarter of 2021 to meet strong demand in the western region of the U.S.

© 2021 Tempur Sealy International, Inc. Industry-Leading Balance Sheet & Cash Flow 27 © 2021 Tempur Sealy International, Inc.

© 2021 Tempur Sealy International, Inc. • Long-term target leverage ratio of 2.0 – 3.0x(2) • Continue to invest in the business • Disciplined approach to shareholder returns • Expects to repurchase at least 6% of shares outstanding in 2021 (5) • Increased quarterly cash dividend 29% in Q3 2021 to $0.09 per quarter • Maintain capacity for strategic acquisitions Balanced Capital Allocation Strategy *Includes the acquisition of Dreams 28 $- $200 $400 $600 $800 $1,000 $1,200 2018 2019 2020 TTM Q2 2021* Capital Allocation Highlights Capex Share Repurhases Dividend Acquisitions

© 2021 Tempur Sealy International, Inc.29 Strong Balance Sheet & Cash Flow $0 $200 $400 $600 $800 2016 2017 2018 2019 2020 TTM 2021 Full Year Free Cash Flow(2) 1.00x 2.00x 3.00x 4.00x 2Q20 3Q20 4Q20 1Q21 2Q21 After Dreams Leverage(2) $0 $400 $800 $1,200 2016 2017 2018 2019 2020 TTM 2021 Full Year Adjusted EBITDA(2)

© 2021 Tempur Sealy International, Inc.30 Environmental, Social and Corporate Governance © 2021 Tempur Sealy International, Inc.

© 2021 Tempur Sealy International, Inc. Environmental, Social and Governance Tempur Sealy is committed to protecting and improving our communities and environment 31

© 2021 Tempur Sealy International, Inc. Environmental, Social and Governance Tempur Sealy is committed to protecting and improving our communities and environment Environmental • Committed to achieving carbon neutrality for our wholly-owned global operations by 2040 • Achieved a 28% reduction in greenhouse gas emissions per unit produced at our wholly-owned manufacturing and logistics operations in 2020 • Improved the percent of waste recycled from our North American wholly-owned manufacturing operations to 91% in 2020, compared to 85% in 2019 • Installing solar panel technology at our largest manufacturing facility in Albuquerque, New Mexico in 2021 Social • Expanded global workforce by 21% over the last twelve months and increased the wages of U.S. salaried employees at our wholly-owned operations by 4% in 2020 • Committed to upholding employee diversity • Contributed over $100 million in product, stock and cash to charity organizations since 2010 • Pledged $2 million to support a pediatric sleep center Corporate Governance • Global Code of Business Conduct and Ethics • Internal Enterprise Risk Management • Zero tolerance policy towards improper payments and bribes 32

© 2021 Tempur Sealy International, Inc. Corporate Social Value Highlights Tempur Sealy has donated… - an estimated $100 million in product over the last 10 years, - cash and stock valued at $11.5 million dollars over the last 5 years, and - 17,500+ products to aid in the COVID-19 crisis. Ranked a ‘Strong Buy With the Best ESG Score’ by Raymond James Raymond James ranked Tempur Sealy in the top quartile for ESG out of all companies they consider a ‘Strong Buy’ Source: ‘Raymond James Strategy for ESG Investing’ published February 10, 2020 33

© 2021 Tempur Sealy International, Inc. Thank you for your interest in Tempur Sealy International For more information please email: investor.relations@tempursealy.com 34

© 2021 Tempur Sealy International, Inc. Appendix © 2021 Tempur Sealy International, Inc. 35

© 2021 Tempur Sealy International, Inc. This investor presentation contains statements relating to the Company's quarterly cash dividend, the Company's share repurchase targets, the Company's expectations regarding net sales for 2021, adjusted EBITDA for 2021, and adjusted EPS for 2021 and subsequent periods and the Company's expectations for increasing sales growth, product launches, channel growth, acquisitions and commodities outlook, and expectations regarding the Dreams acquisition. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from any that may be expressed herein as forward-looking statements. These potential risk factors include the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2020. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR®, Tempur-Pedic®, the TEMPUR-PEDIC & Reclining Figure Design®, TEMPUR-Adapt®, TEMPUR-ProAdapt®, TEMPUR-LuxeAdapt®, TEMPUR-PRObreeze™, TEMPUR-LUXEbreeze™, TEMPUR-Cloud®, TEMPUR- Contour™, TEMPUR-Rhapsody™, TEMPUR-Flex®, THE GRANDBED BY TEMPUR-PEDIC®, TEMPUR-Ergo®, TEMPUR-UP™, TEMPUR-Neck™, TEMPUR-Symphony™, TEMPUR-Comfort™, TEMPUR-Traditional™, TEMPUR- Home™, SEALY®, SEALY POSTUREPEDIC®, STEARNS & FOSTER®, COCOON by Sealy™, SealyChill™ and Clean Shop Promise™ are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. Limitations on Guidance: The guidance included herein is from the Company’s press release and related earnings call on April 29, 2021. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. Forward-Looking Statements 36

© 2021 Tempur Sealy International, Inc. Use of Non-GAAP Financial Measures and Constant Currency Information In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA per credit facility, free cash flow, consolidated indebtedness less netted cash, and leverage which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company's underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company's business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company's underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company's business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all of the amounts associated with the Company’s results as determined in accordance with GAAP. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. Constant Currency Information In this presentation the Company refers to, and in other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a "constant currency basis," which is a non-GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior corresponding period's currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. EBITDA and Adjusted EBITDA per Credit Facility A reconciliation of the Company's GAAP net income to EBITDA and adjusted EBITDA per credit facility (which we refer to in this investor presentation as adjusted EBITDA) is provided on the subsequent slides. Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income A reconciliation of the Company's GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided on a subsequent slide and is calculated by dividing consolidated indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in reducing its leverage. Free Cash Flow The Company defines free cash flow as net cash provided by operating activities less purchases of property, plant and equipment. Management believes that free cash flow may be useful for investors in assessing the Company’s operating performance, ability to generate cash and ability to fund the Company’s capital expenditures and meet the Company’s debt service requirements. 37

© 2021 Tempur Sealy International, Inc. Adjusted EBITDA Reconciliation © 2021 Tempur Sealy International, Inc. 38

© 2021 Tempur Sealy International, Inc. TTM Adjusted EBITDA Reconciliation © 2021 Tempur Sealy International, Inc. 39

© 2021 Tempur Sealy International, Inc. Adjusted Net Income and Adjusted EPS 40

© 2021 Tempur Sealy International, Inc. Leverage Reconciliation 41 *For a reconciliation of leverage to total debt, net for reporting periods in the years 2016-2021, please refer to the Company’s SEC filings.

© 2021 Tempur Sealy International, Inc. Free Cash Flow and Free Cash Flow / Adjusted EBITDA Reconciliation 42 *For a reconciliation of adjusted EBITDA per credit facility to net income for reporting periods in the years 2016-2021, please refer to the Company’s SEC filings.

© 2021 Tempur Sealy International, Inc. Footnotes 1. Management estimates 2. Adjusted Net Income, EBITDA, adjusted EBITDA per credit facility, adjusted EPS, leverage, free cash flow and constant currency are non-GAAP financial measures. Please refer to the "Use of Non-GAAP Financial Measures and Constant Currency Information" on a previous slide for more information regarding the definitions of adjusted Net Income, EBITDA, adjusted EBITDA per credit facility, adjusted EPS, leverage, free cash flow and constant currency, including the adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward-Looking Statements” and “Limitations on Guidance” on a previous slide. 3. Sealy was ranked number one on Furniture Today's list of the Top 20 U.S. Bedding Producers in June 2021. See Furniture Today's Top 20 U.S. Bedding Producers methodology that includes SEALY® and STEARNS & FOSTER® products in Sealy ranking. Tempur-Pedic was ranked number two on Furniture Today's list of the Top 20 U.S. Bedding Producers in June 2021. 4. Sealy was voted the most trusted mattress brand by American shopper according to the 2021 BrandSpark American Trust Study 5. Based on the Company’s 2021 financial targets provided in the press release dated July 29, 2021 and the related earnings call on July 29, 2021. Please refer to “Forward-Looking Statements” and “Limitations on Guidance”. 6. Based on existing debt outstanding on June 30, 2021. Excludes revolving debt, foreign loans and receivables securitization. For more information please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021. 43